UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Commercial Mortgage Securities Trust, Inc.

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 – June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC. 2005	SEMI-ANNUAL REPORT June 30, 2005
A CLOSED-END FUND SPECIALIZING IN INVESTMENTS IN COMMERCIAL MORTGAGE-BACKED SECURITIES

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with assets in excess of $493 billion under management as of June 30, 2005, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the Fund, covering the six-month period ended June 30, 2005.

For the six-month reporting period ended June 30, 2005, the Fund’s portfolio of commercial mortgage-backed securities outperformed its benchmark on both a share price and a net asset value performance basis. Specifically, the Fund returned 10.67% based on its NYSE share price and 3.80% based on its net asset value during the six-month period. In comparison, the benchmark Lehman Brothers Aggregate Bond Index (which includes Treasury, investment-grade corporate, and residential mortgage-backed securities) returned 2.51% during the same period. Net assets in the Fund stood at $139.4 million on June 30, 2005, the Fund’s fiscal half-year end.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed-income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

On the following pages you will find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.pcmfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.

July 31, 2005

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  1

Important Information About the Fund

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 866-746-2606 or visiting our website at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 10, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

PIMCO Commercial Mortgage Securities Trust, Inc. Performance Summary

NYSE Symbol:	Primary Investments:	Inception Date:
PCM	Commercial mortgage-backed securities	September 2, 1993

Objective:		Total Net Assets:
The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.		$139.4 million Portfolio Managers: Bill Powers Dan Ivascyn

INVESTMENT PERFORMANCE For the period ended June 30, 2005

	6 Months	1 Year	5 Years*	10 Years*	Since Inception*
NYSE Market Value	10.67%	16.63%	12.78%	10.52%	9.56%
Net Asset Value	3.80%	11.36%	9.68%	8.81%	8.49%
Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	6.83%	—

*	Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling (866) 746-2606.

SECTOR BREAKDOWN‡

Multi-Class^	49.2%
Multi-Family	19.8
Asset-Backed Securities	11.1
Other Mortgage-Backed Securities	9.3
Hospitality	7.3
Other	3.3

‡	% of Total Investments as of June 30, 2005
^	A mix of all types of commercial properties

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  3

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

MONTH	Net Asset Value	NYSE Market Value	Lehman Brothers Aggregate Bond Index
08/31/1993	10,000	10,000	10,000
09/30/1993	9,993	10,000	10,027
10/31/1993	10,014	10,484	10,065
11/30/1993	10,022	9,767	9,979
12/31/1993	10,043	9,946	10,033
01/31/1994	10,131	9,672	10,169
02/28/1994	9,970	9,399	9,992
03/31/1994	9,898	9,422	9,746
04/30/1994	9,786	8,955	9,668
05/31/1994	9,853	9,328	9,667
06/30/1994	9,802	9,165	9,645
07/31/1994	9,893	9,260	9,837
08/31/1994	10,023	9,547	9,849
09/30/1994	9,916	9,666	9,704
10/31/1994	9,803	8,983	9,695
11/30/1994	9,780	8,690	9,674
12/31/1994	9,882	8,910	9,741
01/31/1995	10,068	9,285	9,934
02/28/1995	10,408	9,663	10,170
03/31/1995	10,516	9,740	10,232
04/30/1995	10,739	10,124	10,375
05/31/1995	11,143	10,408	10,777
06/30/1995	11,246	10,799	10,856
07/31/1995	11,166	10,668	10,831
08/31/1995	11,286	10,852	10,962
09/30/1995	11,407	10,400	11,069
10/31/1995	11,631	10,802	11,213
11/30/1995	11,771	10,775	11,381
12/31/1995	11,989	10,857	11,540
01/31/1996	12,122	11,378	11,617
02/29/1996	11,943	11,682	11,415
03/31/1996	11,797	11,376	11,336
04/30/1996	11,844	11,179	11,272
05/31/1996	11,856	11,038	11,249
06/30/1996	11,931	11,124	11,400
07/31/1996	12,134	11,714	11,431
08/31/1996	12,219	11,917	11,412
09/30/1996	12,379	11,771	11,611
10/31/1996	12,697	12,154	11,868
11/30/1996	12,990	12,421	12,072
12/31/1996	13,003	12,438	11,959
01/31/1997	12,968	12,771	11,996
02/28/1997	13,144	12,618	12,026
03/31/1997	13,099	12,894	11,892
04/30/1997	13,287	13,048	12,070
05/31/1997	13,554	13,142	12,185
06/30/1997	13,695	13,799	12,329
07/31/1997	14,024	13,956	12,662
08/31/1997	13,939	14,051	12,554
09/30/1997	14,193	14,083	12,739
10/31/1997	14,297	14,051	12,924
11/30/1997	14,342	14,472	12,983
12/31/1997	14,478	14,479	13,114
01/31/1998	14,607	14,644	13,282
02/28/1998	14,694	15,010	13,272
03/31/1998	14,740	14,909	13,318
04/30/1998	14,723	14,943	13,387
05/31/1998	14,961	14,705	13,514
06/30/1998	15,265	14,876	13,629
07/31/1998	15,387	15,324	13,658
08/31/1998	15,380	15,359	13,880
09/30/1998	15,559	15,114	14,205
10/31/1998	15,475	14,939	14,130
11/30/1998	15,480	15,186	14,210
12/31/1998	15,528	15,907	14,253
01/31/1999	15,668	15,943	14,355
02/28/1999	15,559	15,688	14,104
03/31/1999	15,712	15,505	14,182
04/30/1999	15,832	15,542	14,227
05/31/1999	15,789	15,727	14,103
06/30/1999	15,653	16,439	14,058
07/31/1999	15,776	16,100	13,998
08/31/1999	15,839	15,910	13,991
09/30/1999	15,808	15,566	14,153
10/31/1999	15,752	15,681	14,205
11/30/1999	15,878	14,788	14,204
12/31/1999	15,907	15,203	14,136
01/31/2000	15,862	15,084	14,090
02/29/2000	15,954	15,204	14,260
03/31/2000	16,159	16,049	14,448
04/30/2000	16,214	16,170	14,407
05/31/2000	15,990	15,558	14,400
06/30/2000	16,482	16,093	14,699
07/31/2000	16,680	16,383	14,833
08/31/2000	16,867	16,339	15,048
09/30/2000	16,898	16,299	15,143
10/31/2000	17,035	15,535	15,243
11/30/2000	17,265	16,990	15,492
12/31/2000	17,578	17,727	15,779
01/31/2001	17,788	18,194	16,037
02/28/2001	18,055	18,470	16,177
03/31/2001	18,337	19,391	16,258
04/30/2001	18,468	19,368	16,191
05/31/2001	18,502	19,983	16,289
06/30/2001	18,663	20,237	16,350
07/31/2001	18,854	20,537	16,716
08/31/2001	19,290	20,498	16,907
09/30/2001	19,614	21,026	17,104
10/31/2001	19,882	21,692	17,462
11/30/2001	19,535	21,154	17,221
12/31/2001	19,456	22,016	17,112
01/31/2002	19,674	22,224	17,250
02/28/2002	19,771	22,215	17,417
03/31/2002	19,593	22,079	17,128
04/30/2002	19,970	22,640	17,460
05/31/2002	20,287	23,557	17,608
06/30/2002	20,529	23,450	17,760
07/31/2002	21,104	24,266	17,975
08/31/2002	21,238	24,207	18,279
09/30/2002	21,516	24,327	18,574
10/31/2002	21,409	22,800	18,490
11/30/2002	21,204	23,238	18,485
12/31/2002	21,590	24,568	18,867
01/31/2003	21,613	25,244	18,883
02/28/2003	21,977	25,112	19,144
03/31/2003	22,017	24,562	19,129
04/30/2003	22,041	24,901	19,287
05/31/2003	22,395	26,352	19,647
06/30/2003	22,454	25,331	19,608
07/31/2003	21,720	25,052	18,948
08/31/2003	21,780	25,131	19,074
09/30/2003	22,521	25,969	19,579
10/31/2003	22,491	25,739	19,397
11/30/2003	22,734	26,479	19,443
12/31/2003	23,107	26,965	19,641
01/31/2004	23,428	27,343	19,799
02/29/2004	23,713	27,873	20,013
03/31/2004	24,132	27,805	20,163
04/30/2004	23,555	23,821	19,638
05/31/2004	23,448	24,591	19,560
06/30/2004	23,495	25,174	19,670
07/31/2004	24,024	25,316	19,865
08/31/2004	24,518	27,232	20,244
09/30/2004	24,662	27,867	20,299
10/31/2004	24,926	28,111	20,469
11/30/2004	24,715	27,602	20,306
12/31/2004	25,204	26,529	20,493
01/31/2005	25,455	28,491	20,622
02/28/2005	25,360	28,985	20,500
03/31/2005	25,266	27,544	20,395
04/30/2005	25,687	28,641	20,671
05/31/2005	26,029	29,228	20,894
06/30/2005	26,163	29,361	21,008

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2005, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO INSIGHTS

•	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in commercial mortgage-backed securities (“CMBS”).

•	For the six-month period ended June 30, 2005, the Fund returned 10.67% based on its NYSE market price and 3.80% based on its net asset value, outperforming the 2.51% return of the benchmark Lehman Brothers Aggregate Bond Index.

•	CMBS benefited from a general increase in investor risk appetites, with yields on the broad sector narrowing versus Treasuries.

•	The Fund’s below-index duration exposure, or sensitivity to changes in market interest rates, was negative for performance as ten-year and longer interest rates fell.

•	Emphasis on the five-year portion of the yield curve relative to the longest rates was negative, as five-year rates rose modestly while longer rates declined.

•	A focus on below-investment grade issues boosted returns, as BB-rated mortgage-backed securities greatly outpaced investment grade issues.

•	A significant underweight to corporate bonds versus the index was a strong positive for returns, as financial concerns in the auto industry weighed down the sector.

4  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	06/30/2005+	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net asset value beginning of period	$12.49	$12.53	$12.80	$12.85	$12.86	$12.89

Net investment income	0.50	1.01	1.09	1.22	1.28	1.39
Net realized/ unrealized gain (loss) on investments	(0.04)	0.08	(0.23)	0.14	0.06	(0.10)

Total income from investment operations	0.46	1.09	0.86	1.36	1.34	1.29

Dividends from net investment income	(0.56)	(1.13)	(1.13)	(1.41)	(1.35)	(1.32)

Net asset value end of period	$12.39	$12.49	$12.53	$12.80	$12.85	$12.86

Per share market value end of period	$14.00	$13.17	$14.53	$14.32	$14.15	$12.56

Total investment return
Per share market value (a)	10.67%	(1.62)%	9.76%	11.59%	24.20%	16.60%
Per share net asset value (b)	3.80%	9.07%	7.03%	10.97%	10.69%	10.50%
Ratios to average net assets

Operating expenses (excluding interest expense)	1.07%*	1.00%	1.05%	1.08%	1.12%	1.01%
Total operating expenses	2.47%*	1.75%	1.52%	1.94%	3.28%	4.15%
Net investment income	8.11%*	8.09%	8.62%	9.34%	9.68%	10.79%
Supplemental data

Net assets end of period (000s)	$139,453	$140,267	$139,891	$142,063	$141,746	$141,581
Amount of borrowings outstanding, end of period (in thousands)	$64,316	$67,702	$71,025	$50,993	$63,448	$72,034
Portfolio turnover rate	4%	24%	40%	42%	60%	105%

+	Unaudited
*	Annualized
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in net asset value per share.

See accompanying notes  |  June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  5

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$202,597
Interest and dividends receivable	1,423
Paydown receivable	1,199
Unrealized appreciation on swap agreements	4,962
Other assets	13

210,194

Liabilities:

Reverse repurchase agreement	$64,316
Dividends payable	1,055
Accrued investment advisory fee	252
Accrued administration fee	35
Accrued printing expense	1
Accrued custodian expense	6
Accrued audit fee	13
Variation margin payable	91
Swap premiums received	3,091
Unrealized depreciation on swap agreements	1,852
Other liabilities	29

70,741

Net Assets	$139,453

Net Assets Consist of:

Capital stock—authorized 300 million shares, $.001 par value; outstanding 11,257,845 shares	$11
Paid in capital	154,690
(Overdistributed) net investment income	(347)
Accumulated undistributed net realized (loss)	(20,144)
Net unrealized appreciation	5,243

$139,453

Net Asset Value Per Share Outstanding	$12.39

Cost of Investments Owned	$200,093

6  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005  |  See accompanying notes

Statement of Operations

Amounts in thousands	Six Months Ended June 30, 2005
(Unaudited)
Investment Income:

Interest	$7,155
Miscellaneous income	168

Total Income	7,323

Expenses:

Investment advisory fees	496
Administration fees	68
Transfer agent fees	16
Directors’ fees	34
Printing expense	25
Proxy expense	16
Legal fees	35
Audit fees	16
Custodian fees	19
Interest expense	968
Miscellaneous expense	16

Total Expenses	1,709

Net Investment Income	5,614

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	252
Net realized (loss) on futures contracts, options, and swaps	(4,194)
Net change in unrealized appreciation on investments	266
Net change in unrealized appreciation on futures contracts, options, and swaps	3,187

Net (Loss)	(489)

Net Increase in Net Assets Resulting from Operations	$5,125

See accompanying notes  |  June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  7

Statements of Changes in Net Assets

Amounts in thousands	Six Months Ended June 30, 2005	Year Ended December 31, 2004
	(Unaudited)
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$5,614	$11,339
Net realized (loss)	(3,942)	(3,077)
Net change in unrealized appreciation	3,453	3,932

Net increase resulting from operations	5,125	12,194

Distributions to Shareholders:
From net investment income	(6,326)	(12,601)

Total Distributions	(6,326)	(12,601)

Fund Share Transactions:

Issued as reinvestment of distributions (29,474 and 59,643 shares, respectively)	387	783

Net increase resulting from Fund share transactions	387	783

Total Increase (Decrease) in Net Assets	(814)	376

Net Assets:

Beginning of period	140,267	139,891

End of period*	$139,453	$140,267

* Including undistributed (overdistributed) net investment income of:	$(347)	$365

8  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005  |  See accompanying notes

Statement of Cash Flows

Amounts in thousands	Six Months Ended June 30, 2005
(Unaudited)
Increase (Decrease) in Cash from:

Financing Activities:

Sales of Fund shares	$0
Redemptions of Fund shares	0
Cash distributions paid	(5,937)
Proceeds from financing transactions	(3,386)

Net (decrease) from financing activities	(9,323)

Operating Activities:

Purchases of long-term securities	(13,349)
Proceeds from sales of long-term securities	17,638
Purchases of short-term securities (net)	448
Net investment income	5,614
Change in other receivables/payables (net)	(1,029)
Net increase from operating activities	9,322

Net Decrease in Cash	(1)

Cash
Beginning of period	1

End of period	$0

See accompanying notes  |  June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  9

Schedule of Investments

June 30, 2005 (Unaudited)

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 127.9%

Healthcare 3.4%

RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (a)	$2,000	$1,609
7.471% due 01/15/2019 (a)	1,000	177
8.920% due 01/15/2019 (a)(b)(c)	317	6
9.150% due 11/28/2027 (a)(c)	3,090	3,002

		4,794

Hospitality 10.6%

Bear Stearns Commercial Mortgage Securities, Inc.
5.817% due 05/14/2016 (a)	1,500	1,504
Host Marriot Pool Trust
8.310% due 08/03/2009 (a)	2,000	2,225
Nomura Asset Capital Corp.
7.500% due 07/15/2013 (a)(h)	3,643	3,641
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)	2,500	2,711
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,786	4,666

		14,747

Multi-Class 71.6%

American Southwest Financial Securities Corp.
1.078% due 01/18/2009 (b)(d)	162	0
Asset Securitization Corp.
7.384% due 08/13/2029	750	801
Banc of America Commercial Mortgage, Inc.
7.224% due 04/15/2036 (h)	2,500	2,767
7.930% due 11/15/2031 (b)	2,800	3,157
Carey Commercial Mortgage Trust
5.970% due 08/20/2032 (a)(h)	1,413	1,448
Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2010 (a)	1,600	1,666
6.887% due 10/15/2032 (a)	1,500	1,513
Commercial Mortgage Acceptance Corp.
6.916% due 11/15/2009 (b)	1,500	1,612
Commercial Mortgage Asset Trust
6.640% due 09/17/2010 (h)	2,500	2,697
6.975% due 04/17/2013 (h)	2,500	2,890
Commercial Mortgage Pass-Through Certificates
6.586% due 07/16/2034 (a)	1,500	1,667
6.830% due 02/15/2034 (a)	2,893	3,208
6.937% due 07/16/2034 (a)(b)	1,500	1,634
8.369% due 08/15/2033 (a)(b)	1,500	1,668
CS First Boston Mortgage Securities Corp.
7.170% due 05/17/2040 (h)	3,000	3,375
DLJ Commercial Mortgage Corp.
7.282% due 11/12/2031 (b)	135	146
Federal Housing Administration
7.380% due 04/01/2041	2,435	2,425
8.360% due 01/01/2012	245	250
FFCA Secured Lending Corp.
1.511% due 09/18/2020 (a)(b)(e)	12,084	563
First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035	2,000	2,260
GMAC Commercial Mortgage Securities, Inc.
6.500% due 03/15/2012	20	21
6.500% due 05/15/2035	4,500	4,828
7.191% due 05/15/2030 (a)(b)	1,500	1,151
7.860% due 11/15/2006 (a)	500	519
8.336% due 09/15/2035 (a)(b)	1,500	1,623
Greenwich Capital Commercial Funding Corp.
4.111% due 07/05/2035 (h)	2,700	2,641
5.419% due 01/05/2036 (a)	1,500	1,513
GS Mortgage Securities Corp.
6.526% due 08/15/2018 (a)(h)	2,000	2,211
6.615% due 02/16/2016 (a)(b)(h)	3,500	3,897
7.191% due 04/13/2031 (b)	1,000	1,070
7.644% due 08/05/2018 (a)(b)	3,480	3,862
Hilton Hotel Pool Trust
0.881% due 10/01/2016 (a)(b)(d)	32,740	1,030
JP Morgan Chase Commercial Mortgage Securities Corp.
5.441% due 05/15/2041 (a)(b)	1,500	1,507
6.162% due 05/12/2034 (h)	2,000	2,195
6.465% due 11/15/2035 (h)	3,000	3,323
JP Morgan Commercial Mortgage Finance Corp.
8.349% due 11/25/2027 (a)(b)	2,284	2,305
LB-UBS Commercial Mortgage Trust
4.853% due 09/15/2031 (h)	2,000	2,048
5.683% due 07/15/2035 (a)	1,500	1,516
6.950% due 03/15/2034 (a)	1,572	1,740
7.290% due 09/15/2034 (a)(h)	2,000	2,232
Merrill Lynch Mortgage Investors, Inc.
7.139% due 12/15/2030 (b)	1,500	1,707
7.390% due 02/15/2030 (b)(h)	2,000	2,165
7.720% due 06/15/2021 (b)	289	290
Morgan Stanley Capital I, Inc.
6.850% due 02/15/2020 (a)	1,000	1,047
7.208% due 12/15/2031 (b)	200	217
7.695% due 10/03/2030 (a)	2,000	1,484
7.702% due 04/30/2039 (a)(b)	2,000	2,168
7.708% due 11/15/2028 (a)(b)(h)	589	591
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,054
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	2,073
7.105% due 01/20/2013 (a)	2,500	2,803
Office Portfolio Trust
6.778% due 02/01/2016 (a)	1,000	1,029
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)	2,000	2,190
7.610% due 12/26/2022	662	662
Salomon Brothers Mortgage Securities VII, Inc.
7.500% due 05/25/2026	15	15
Trizec Hahn Office Properties
7.604% due 05/15/2016 (a)(b)	3,000	3,298

		99,772

10  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Multi-Family 28.8%

Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	$22	$22
Chase Commercial Mortgage Securities Corp.
6.484% due 02/12/2016 (a)(b)(h)	2,000	2,191
6.900% due 11/19/2006	1,500	1,553
6.900% due 11/19/2028 (a)	5,500	5,503
Fannie Mae
6.056% due 07/01/2012 (h)	9,034	9,863
6.930% due 09/01/2021 (h)	7,209	7,754
7.000% due 08/01/2033 (h)	237	250
7.000% due 10/01/2033 (h)	2,801	2,959
7.000% due 11/01/2033 (h)	1,327	1,399
7.875% due 11/01/2018	22	21
8.000% due 07/01/2009 (h)	381	400
8.000% due 10/01/2010	29	31
8.000% due 12/01/2012	3	3
8.000% due 06/01/2015	54	57
8.000% due 08/01/2015	44	47
8.108% due 12/25/2015 (a)(b)	489	500
8.500% due 07/01/2008	14	15
8.500% due 05/01/2009	10	10
8.500% due 05/01/2017	4	5
8.500% due 07/01/2017	7	8
8.500% due 08/01/2019	10	11
8.500% due 11/01/2019	4	5
8.500% due 01/01/2020	1	1
8.500% due 10/01/2020	15	17
8.500% due 05/01/2021	1	1
8.500% due 09/01/2021	128	138
8.500% due 12/01/2021	20	22
8.500% due 06/01/2022	39	43
8.500% due 09/01/2022 (h)	740	807
8.500% due 11/01/2025	15	17
8.500% due 01/01/2026	9	10
8.500% due 03/01/2029	7	8
8.500% due 04/01/2030	100	109
8.500% due 06/01/2030	114	124
8.500% due 11/01/2030	144	157
8.500% due 01/01/2031	106	115
8.500% due 04/01/2032	188	205
9.375% due 04/01/2016	193	180
10.100% due 12/25/2015 (a)(b)	874	891
GSMPS Mortgage Loan Trust
8.000% due 09/20/2027 (a)(h)	2,229	2,405
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,582
TECO Energy, Inc.
7.500% due 06/15/2010	700	767

		40,206

Other Mortgage-Backed Securities 13.5%

Asset Securitization Corp.
10.115% due 02/14/2041	3,680	4,163
Denver Arena Trust
6.940% due 11/15/2019 (a)	1,657	1,694
First International Bank
6.090% due 04/15/2026 (b)	1,856	139
Golden State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.750% due 06/01/2039	1,000	1,127
Greenpoint Manufactured Housing
7.590% due 11/15/2028	168	176
8.300% due 10/15/2026	2,000	1,845
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)(b)	5,000	5,044
Midwest Generation LLC
8.560% due 01/02/2016	700	777
Nextcard Credit Card Master Note Trust
9.454% due 12/15/2006 (a)(b)	1,000	102
Northwest Airlines Corp.
7.575% due 03/01/2019	1,931	1,949
U.S. Airways Group, Inc.
0.000% due 01/01/2049 (c)	633	285
Wachovia Bank Commercial Mortgage Trust
5.517% due 01/15/2041 (a)(b)	1,500	1,503

		18,804

Total Commercial Mortgage-Backed Securities (Cost $175,248)		178,323

CORPORATE BONDS & NOTES 0.0%

U.S. Airways Group, Inc.
9.625% due 09/01/2024 (c)	27	0

Total Corporate Bonds & Notes (Cost $0)		0

ASSET-BACKED SECURITIES 16.2%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,664
Commercial Capital Access One, Inc.
7.676% due 11/15/2028 (a)(b)	3,000	3,270
Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,729
7.970% due 05/01/2032	1,000	830
ContiMortgage Home Equity Loan Trust
7.550% due 08/15/2028	422	341
Freddie Mac
6.345% due 08/01/2025 (b)	483	494
7.000% due 08/01/2007	31	32
7.000% due 12/01/2007	11	11
7.000% due 09/01/2010	9	9
7.000% due 11/01/2010	329	339
7.000% due 02/01/2011	25	26
7.000% due 07/01/2012	45	47
7.000% due 07/01/2013	290	304
7.000% due 12/01/2014	66	69

See accompanying notes  |  June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  11

Schedule of Investments (Cont.)

June 30, 2005 (Unaudited)

	Principal Amount (000s)	Value (000s)
7.000% due 02/01/2015	$30	$31
7.000% due 09/01/2015	71	75
7.000% due 12/01/2015	1	1
7.000% due 03/01/2016	41	43
7.000% due 06/01/2016	87	92
7.000% due 07/01/2016	179	187
7.000% due 03/01/2031	387	408
7.000% due 10/01/2031	83	88
7.000% due 08/01/2032 (h)	1,394	1,468
8.000% due 07/01/2010	14	14
8.000% due 10/01/2010	12	13
8.000% due 06/01/2011	13	14
8.000% due 01/01/2012	7	7
8.000% due 05/01/2012	7	8
8.000% due 06/01/2012	12	13
8.000% due 05/01/2015	2	2
8.000% due 06/01/2015	1	2
Green Tree Financial Corp.
6.180% due 04/01/2030	187	190
6.810% due 12/01/2027	657	690
7.050% due 02/15/2027	922	791
7.070% due 01/15/2029	230	243
Green Tree Recreational Equipment & Consumer Trust
6.715% due 02/01/2009 (a)	1,781	1,889
Impac Secured Assets CMN Owner Trust
7.000% due 10/25/2031 (h)	782	781
Keystone Owner Trust
9.000% due 01/25/2029 (a)	1,070	1,097
Mego Mortgage Home Loan Trust
8.010% due 08/25/2023	141	140
Merrill Lynch Mortgage Investors, Inc.
4.541% due 08/25/2033 (a)(b)	813	749
Oakwood Mortgage Investors, Inc.
3.450% due 05/15/2013 (b)	248	221
6.890% due 11/15/2032	1,000	311
Ocwen Residential MBS Corp.
6.818% due 06/25/2039 (a)(b)	1,060	836
7.000% due 10/25/2040 (a)	1,753	1,410
Saxon Asset Securities Trust
8.640% due 09/25/2030	547	366
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	654
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	548	548

Total Asset-Backed Securities (Cost $23,118)		22,547

SHORT-TERM INSTRUMENTS 1.2%

Commercial Paper 0.6%

Fannie Mae
2.967% due 07/01/2005	$900	$900

Repurchase Agreement 0.5%

State Street Bank
2.650% due 07/01/2005 (Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $638. Repurchase proceeds are $623.)	623	623

U.S. Treasury Bills 0.1%

2.977% due 09/01/2005-09/15/2005 (f)(i)	205	204

Total Short-Term Instruments (Cost $1,727)		1,727

Total Investments (g) 145.3% (Cost $200,093)		$202,597

Other Assets and Liabilities (Net) (45.3%)		(63,144)

Net Assets 100.0%		$139,453

12  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005  |  See accompanying notes

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Variable rate security.
(c)	Security is in default.
(d)	Interest only security.
(e)	Principal only security.
(f)	Securities are grouped by coupon or range of coupons and represent a range of maturities.
(g)	As of June 30, 2005, portfolio securities with an aggregate market value of $10,206 were valued with reference to securities whose prices are more readily obtainable.
(h)	On June 30, 2005, securities valued at $68,398 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $204 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Long Futures	09/2005	154	$(372)

(j)	Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.240%	03/16/2025	$40,000	$3,757
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.010%	05/10/2025	20,000	1,205
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.250%	06/15/2025	60,000	(1,852)

						$3,110

See accompanying notes  |  June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  13

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. General Information

The Fund commenced operations on September 2, 1993 and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Effective June 18, 2004, the net asset value per share is determined on each business day. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

14  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2005 was $67,288,752 at a weighted average interest rate of 2.84%.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Manager Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft fees; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit; (vi) printing expense; (vii) proxy expense; (viii) legal fees; (ix) audit fees; (x) custodian fees and (xi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

16  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,023	$133	$11,326	$7,314

5. Federal Income Tax Matters

At June 30, 2004, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 10,112	$(7,608)	$2,504

6. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees of the PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds or the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

18  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

*Privacy Policy (Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ Distributors may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

The foregoing Policies and/or Procedures were approved and adopted by the Board of Trustees/Directors of PIMCO Funds, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Variable Insurance Trust, including a majority of the Independent Trustees/Directors, at a meeting held on September 29, 2004, and to become effective by October 5, 2004.

*	This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc.

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  19

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

20  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

EquiServe

150 Royall Street

Canton, MA 02021

Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

June 30, 2005  |  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  21

2005 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on April 13, 2005. The results of votes taken among shareholders on the proposal presented at the meeting are listed below.

Proposal 1

To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2008, and until their successors are elected and qualify.

	# of Shares Voted	% of Shares Voted
J. Michael Hagan
For	10,647,527	99.23%
Withheld	82,778	0.77%
Total	10,730,305	100.00%

Vern O. Curtis
For	10,644,486	99.20%
Withheld	85,819	0.80%
Total	10,730,305	100.00%

22  PIMCO Commercial Mortgage Securities Trust, Inc. Semi-Annual Report  |  June 30, 2005

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OTHER INFORMATION

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe

150 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-SAR-05

Item 2.	Code of Ethics—Not applicable.

Item 3.	Audit Committee Financial Expert—Not applicable.

Item 4.	Principal Accountant Fees and Services—Not applicable.

Item 5.	Audit Committee of Listed Registrants—Not applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1, 2005 - January 31, 2005)	5,243.41	$12.56	5,243.41(1)	N/A
Month #2 (February 1, 2005 - February 28, 2005)	4,878.28	$13.36	4,878.28(1)	N/A
Month #3 (March 1, 2005 - March 31, 2005)	4,832.55	$13.38	4,832.55(1)	N/A
Month #4 (April 1, 2005 - April 30, 2005)	4,941.96	$12.84	4,941.96(1)	N/A
Month #5 (May 1, 2005 - May 31, 2005)	4,827.18	$13.25	4,827.18(1)	N/A
Month #6 (June 1, 2005 - June 30, 2005)	4,751.01	$13.47	4,751.01(1)	N/A
Total	29,474.39	$78.86	29,474.39	N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

(a)	The chief executive officer and chief financial officer of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics—Not applicable.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	September 7, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Chief Financial Officer

Date:	September 7, 2005